                                                                    EXHIBIT 10.8


                            COMMERCIAL GROUND LEASE
                            -----------------------


     This is a ground lease of commercial real estate (the "Lease") made and entered into as of this Lease Date by the following parties as to the property described herein ("Property"), to-wit:

                       I.  BASIC PROVISIONS
                           ----------------

1.   LESSOR:               David L. Taylor and Carolyn L. Taylor, husband
                           and wife or the survivor thereof ("Lessor").
                           P.O. Box 111
                           Clarksville, Arkansas 72830-0111

2.   LESSEE:               Bank of Ozark
                           P.O. Box 196
                           Ozark, Arkansas 72949

3.   LEGAL DESCRIPTION:    Lots 6 and 7, Block 5, Sherwood Addition, Phase II,
                           Clarksville, Johnson County, Arkansas

4.   LEASE DATE:           January 1, 1995.

5.   LEASE COMMENCEMENT:   (a)  This Lease shall commence when Lessee takes
                           possession of the Property, but no more than thirty
                           (30) days after Lessee receives notification that its applications to the Arkansas Bank Department and Federal Deposit Insurance Corporation for approval of the Property as a branch bank site have been approved; provided, however, that if those approvals have not been received within 180 days of the date hereof, Lessee shall have the option to withdraw those applications, which shall effect cancellation of this Lease.

                           (b) Whether or not the applications have been withdrawn, if the approvals have not been received in the aforesaid 180-day period, Lessor may give Lessee five days to waive that condition and set a commencement date, failing which Lessor may cancel this Lease.

                           (c) The commencement date shall likewise be noted above and on Exhibit "A", which completed Lease shall be recorded in the real estate records of Johnson County, Arkansas.

6.   IMPROVEMENTS:         Lessee intends to construct a branch banking facility
                           on the Property, at its sole expense and to remain its property, but shall not be limited to such use.

7.   LEASE TERM:           The Term of this Lease shall be ten (10) full years,
                           beginning on the commencement date referred to in Sections 4 and 5 above.

8.   BASE RENT:            Monthly rentals, to be paid in advance on the Lease
                           commencement date and the same day of each month thereafter for the term, as noted above, shall be $1,417.00.

9.   PURCHASE OPTION:      Lessee is granted the option to purchase the real
                           estate which is the subject hereof as of the last day of the Lease Term for $200,000 cash, on the terms and conditions set forth in Exhibit "B" hereto. Notice of exercise shall be given in writing to Lessor at any time before the expiration of the Lease Term, but without changing the closing date (i.e., the last day of the full 10-year Lease Term).


                           II.  GRANT AND ACCEPTANCE
                                --------------------

     Lessor agrees to lease to Lessee and Lessee agrees to accept from Lessor the Property, which consists of real estate legally described in Article I-3, for the Lease Term described above. The Property has been inspected by Lessee and is accepted in its present condition, with any and all defects, apparent or otherwise.

                              II.  ADDITIONAL RENT
                                   ---------------

     1. Taxes:  As additional rent Lessee shall pay annually, before any fine or
        -----
penalty is added thereto for the non-payment thereof, all real estate taxes and special assessments which are levied and assessed against the Property during the Lease Term. If the Lease Term commences other than on the first day of the tax year, the real estate taxes and special assessments for the first partial tax year shall be prorated, and Lessee shall pay only that portion related to the portion of the tax year after the commencement of the Lease Term. Upon request, Lessee shall promptly deliver to Lessor duplicate receipts or photostatic copies thereof, showing payment of the real estate taxes and special assessments.

     2. Insurance:  Lessee shall carry casualty insurance on its improvements in
        ---------
such amounts as it deems appropriate, which insurance shall be for Lessee's sole benefit.

     3. Maintenance:  After taking possession of the Property, and completion of
        -----------
its improvements, Lessee shall make any and all repairs and alterations it deems appropriate to keep the Property in a good and usable condition and state of repair; and in no event shall Lessor ever be deemed to have any responsibility whatsoever for such repairs or improvements, including street improvements.

     4. Net Lease:  It is mutually agreed and acknowledged between Lessor and
        ---------
Lessee that this is a Net Lease. For the purpose of this clarification, the term "Net Lease" shall mean that Lessee shall pay all taxes, insurance, repairs and maintenance (including reconstruction), and all other costs and expenses of every kind and nature in connection with the Property during the Lease Term and that Lessor shall not be required to expend any sums whatsoever after delivery of possession.

                        IV.  SUBLEASES AND ASSIGNMENTS
                             -------------------------

     Lessee may not assign this Lease or sublet any portion of the Property without Lessor's written consent, not to be unreasonably withheld; provided, however, that Lessee may assign or sublet on written notice to Lessor to any business entity or financial institution affiliated with or under common control with Lessee, and to any financial institution into which Lessee may be merged, to which Lessor hereby consents.

                             V.  COVENANT OF TITLE
                                 -----------------

     Lessor covenants that Lessor has good, right and lawful authority to lease the Property, that it is zoned for Lessee's intended use as a branch bank, and that Lessor will at all times, while this Lease remains in effect, protect and preserve Lessee's right to possession and use of the Property pursuant to the terms of this Lease. Lessee's obligation to accept possession of the Property and to commence the Lease Term shall be dependent on Lessor's ability to provide to Lessee, at Lessee's expense, a title insurance policy insuring Lessee's leasehold interest in the Property in an amount, with an insurer, and on terms acceptable to Lessee, and evidence of the appropriate zoning, as set forth herein.

                                    VI. USE
                                        ---

     Lessee may use the Property for any lawful purpose. Lessee shall conduct its business, insofar as the same relates to Lessee's use and occupancy of the Property, in a lawful manner and in compliance with all governmental laws, rules, regulations and orders applicable to any business of Lessee conducted in and upon the Property.

                        VII.  LESSEE'S COVENANT OF CARE
                              -------------------------

     Lessee, throughout the Lease Term, shall keep the Property free and clear of any unnecessary dirt or filth.

                               VIII.  UTILITIES
                                      ---------

     During the Lease Term, Lessee shall pay when due all utilities charges. Whenever Lessee desires to make any changes or additions to existing gas, electricity, water, telephone or other utility services on or in the Property lawfully requested or reasonably necessary, it shall pay for all charges assessed in connection with making the same.

                              IX.  INDEMNIFICATION
                                   ---------------

     1. Indemnity:  Lessee covenants and agrees that it will defend, indemnify
        ---------
and hold harmless Lessor for and from all damages, claims, suits, or causes of action resulting from injuries to person or persons or damage to property and arising on or out of the use, occupancy or condition of the Property.

     2. Environmental Laws:  Without limiting the foregoing, Lessee covenants
        ------------------
and agrees that at no time will its occupancy, use or maintenance of the Property cause or contribute to any violation of local, state or federal environmental or health laws, orders and regulations ("laws"), including but not limited to those dealing with hazardous wastes or materials, water or air pollution, and solid waste disposal.

                              X.  FIRE & CASUALTY
                                  ---------------

     It shall be Lessee's sole obligation to maintain and insure the improvements on the Property for its own benefit and no failure to do so and no inability to utilize the Property, whether as a branch banking location or otherwise, as a result of fire, flood, civil disorder, earthquake or other casualty of any sort whatsoever shall reduce in any wise Lessee's obligation to pay rent and perform this Lease during the Term hereof, without reduction or interruption.

                              XI.  EMINENT DOMAIN
                                   --------------

     1. Taking:  In the event that any portion of the Property is taken by
        ------
eminent domain or by sale in lieu thereof consented to by Lessee, this Lease shall not terminate but each party shall be entitled to their respective damages as allowed by law for their respective interests in the Property and its improvements. However, in the event that a portion of the property significant enough to interfere substantially and materially with Lessee's conduct of its business thereon, in Lessee's judgment, is taken by eminent domain or by sale in lieu thereof consented to by Lessee, Lessee may terminate this Lease within sixty (60) days after Lessee has been deprived of possession by such taking or sale; provided, that Lessor may elect to tender to Lessee for its consideration additional property adjacent to the Property, which Lessee may, in its judgment, deem suitable for use in restoring the usefulness to it of the Property, to be added by amendment of this Lease; and, provided further, that nothing herein shall prohibit Lessor and Lessee from mutually agreeing to a reduction of the monthly rent to reflect the continuing lease of less than all of the original Property.

     2. Award:  Out of any award for any taking of the Property, Lessor
        -----
shall be entitled to receive and retain all amounts awarded to Lessor for the underlying real estate as encumbered by this Lease, and that Lessee shall be entitled to receive and retain such amounts which are awarded to Lessee because of the taking of its trade fixtures and leasehold improvements and its Lessee's leasehold interest in the Property, including its option described herein.

                                XII.  REMEDIES
                                      --------

     1. Default:  Time is of the essence of this agreement and the parties
        -------
hereto agree that if any monthly rent installment as herein provided or any other rent payments to be made by Lessee as required herein are not made when due, or in case Lessee shall fail to keep and perform every covenant, condition and agreement herein contained, made and to be performed and kept by Lessee strictly in accordance with the terms hereof, then and upon the happening of any of the foregoing event, Lessor may give Lessee notice of such default. Lessee shall commence to cure such default within ten (10) days following the giving of such notice and having commenced, shall diligently proceed with and complete the curing of such breach within a reasonable time. If Lessee fails to cure such default after notice and opportunity as hereinabove provided, Lessor shall, at its option, have the right to terminate this Lease and to reenter or to take possession of the Property without terminating this Lease. However, if Lessor reenters without terminating this Lease, Lessor may relet the Property or any part thereof upon such terms and conditions as Lessor in Lessor's sole discretion shall deem advisable.

     2. Mitigation:  All rents received by Lessor as a result of such reletting
        ----------
shall be applied as follows:

     (a) to reimburse Lessor for all expenses incurred in reentering and reletting, including but not limited to attorney's fees and any court costs, and costs of preserving, repairing or restoring the Property;

     (b) to reimburse Lessor for costs of curing any breach of this Lease by Lessee, including but not limited to attorney's fees and any court costs, and costs of preserving, repairing or restoring the Property;

     (c) to reasonable costs of adapting the Property for the use of the tenant under such reletting;

     (d) to arrearages in rent due hereunder, first being applied to the first accruing rentals and last to the most recently accruing; and

     (e) any remainder shall be held for the balance of the Lease term, but credited to the account of Lessee.

     3. Non-Waiver:  The foregoing remedies are not intended to limit or qualify
        ----------
such other remedies as Lessor may have at law or in equity.

                              XIII.  TERMINATION
                                     -----------

     At the end of the Lease Term, or upon its termination at any earlier date by virtue of any of the provisions hereof, Lessee covenants to surrender and deliver up possession of the Property.

                XIV.  REMOVAL OF IMPROVEMENTS OR TRADE FIXTURES
                      -----------------------------------------

     Upon the termination of this Lease or any extensions thereof, if Lessee shall otherwise be current and in good standing hereunder, Lessee shall have the right to remove from the Property any and all improvements, trade fixtures and devices, including but not limited to mechanical and security devices peculiar to the banking business, which it may have installed on the Property at its expense, within sixty (60) days of said termination.

                         XV.  ALTERATION OR EXPANSION
                              -----------------------

     Lessee shall be permitted during the term hereof to perform alterations to the Property at its expense and without any change in the rent called for by this Lease.

                            XVI.  MECHANIC'S LIENS
                                  ----------------

     Lessee agrees to pay when due all sums of money that may become due for any labor, services, materials, supplies or equipment furnished to or for Lessee in, and upon or about the Property and which may be secured by any mechanic's, materialman's or other lien against the Property.

                      XVII.  GRANTING AND USE OF EASEMENTS
                             -----------------------------

     1. Utilities Easements:  Lessor agrees, without payment of consideration,
        -------------------
from time to time during the term of this Lease at the request of Lessee to grant easements, licenses, rights of way and other rights and privileges in the nature of easements upon or across the Property for utilities necessary for Lessee's intended use of said premises.

     2. Cross Easements:  In the event Lessee deems it advisable to enter into
        ---------------
any cross-easements or similar agreements with occupants of adjoining properties, it may do so and Lessor agrees to join in any such agreements on request from Lessee, should Lessee deem such consent necessary, but without any cost or liability on the part of Lessor, no such agreement to extend beyond the Lease Term or survive its termination.

                                 XVIII.  SIGNS
                                         -----

     Lessee shall have the right to install, erect and maintain upon the Property all signs necessary or appropriate to the conduct of its business. Lessee shall not install, erect or maintain any sign in violation of any applicable law, ordinance or use permit of any governmental authority. Lessee may remove (but shall not be required to remove) the same or any part thereof at any time during said term or upon the expiration thereof or sooner termination of this Lease, or within thirty (30) days after such expiration or termination, and Lessee at its own expense shall repair any damage caused by the removal thereof.

                              XIX.  HOLDING OVER
                                    ------------

     If Lessee continues to occupy the Property after the expiration of the Lease Term without exercising its purchase option, and Lessor elects to accept rent thereafter, a monthly tenancy terminable by either party on one month's notice shall be created, which shall be upon the same rent, terms and conditions as those herein specified.

                            XX.  GENERAL CONDITIONS
                                 ------------------

     Lessee shall not be responsible for the payment of any commissions in relation to the leasing transaction represented by this Lease. This Lease is the entire agreement of the parties and may only be modified by a writing signed by both parties, or the addition of a completed Exhibit "A" in accordance with the terms hereof.

                              XXI.  CONSTRUCTION
                                    ------------

     This Lease and all of the terms and conditions herein contained shall be binding upon the parties hereto and their successors in interest, including Lessee's assigns and subtenants accepted by Lessor. Words and phrases herein shall be construed as in singular or plural number and as feminine, masculine or neuter gender, according to the context.

     2. Except as may be otherwise specifically provided herein, Lessee shall have no right to terminate this Lease or be entitled to any rent abatement or reduction. Notwithstanding any other provisions contained in this Lease, in the event the Lessee is closed or taken over by the banking authority of the State of Arkansas, or other bank supervisory authority, the Lessor may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the lease: Provided, that in the event this Lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease shall in no event be in an amount not exceeding the rent reserved by the Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of reentry of the Lessor, whichever first occurs, whether before or after the closing of the Lessee as a bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

                                XXII.  NOTICES
                                       -------

     Any notice herein required or permitted to be given shall be deemed given if and when mailed in a sealed envelope by United States certified mail, return receipt requested, postage properly prepaid and addressed as set forth in
Article I-1 and 2 hereof.

     IN WITNESS WHEREOF, the parties have executed this Lease on the dates noted below, effective as of the date first above written.

LESSOR:

/s/ David L. Taylor                 /s/ Carolyn L. Taylor
----------------------------        ------------------------------
DAVID L. TAYLOR                     CAROLYN L. TAYLOR

Date:  9-7-94                       Date:  9-7-94
     -----------------------             -------------------------



                                    LESSEE:

                                    BANK OF OZARK


                                    By:/s/ Mark D. Ross
                                       ---------------------------

                                    Title:  President
                                          ------------------------

                                    Date:  9-7-94
                                         -------------------------

STATE OF ARKANSAS   )
                    ) ss:    ACKNOWLEDGEMENT
                             ---------------
COUNTY OF YELL      )


     On this day personally appeared before the undersigned, a Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, the within named DAVID L. TAYLOR and CAROLYN L. TAYLOR, to me personally well known, who stated that they had so signed, executed and delivered said foregoing instrument for the consideration and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this __________ day of September, 1994.



                                    --------------------------------
                                    Notary Public

My Commission Expires:

   January 4, 2004
---------------------

(S E A L)

STATE OF ARKANSAS     )
                      ) ss:    ACKNOWLEDGMENT
                               --------------
COUNTY OF YELL        )


     On this 7th day of September, 1994, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Mark D. Ross, to me personally well known, who stated that he/she was the President of BANK OF OZARK, an Arkansas banking association, and was duly authorized in his/her capacity to execute the foregoing instruments for and in the name and behalf of said corporation, and further stated and acknowledged that he/she had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 7th day of September, 1994.



                                    --------------------------------------
                                    Notary Public

My Commission Expires:

   January 4, 2004
---------------------

(S E A L)

                                  EXHIBIT "A"

                               COMMENCEMENT DATE


1.   This lease shall commence on the following date: January 1, 1995.


                              IDENTIFIED & ACCEPTED:

                              BANK OF OZARK

                              By:/s/ Frank Lawrence, Jr.
                                 -----------------------------

                              Title:  Vice President
                                    --------------------------


                              /s/ David L. Taylor
                              --------------------------------
                              DAVID L. TAYLOR

                              /s/ Carolyn L. Taylor
                              --------------------------------
                              CAROLYN L. TAYLOR

                                  EXHIBIT "B"

                                PURCHASE OPTION



1.   Lessor to provide title policy acceptable to Lessee at Lessor's expense.

2. Closing within thirty days of end of the full 10-year Lease Term, as of the last day of the full 10-year Lease Term.

3.   Lessor to pay transfer taxes.

4. No warranties whatsoever as to improvements or condition of premises other than as set forth in the Lease.

5.   Lessee pays all taxes and insurance, no proration.

6.   Conveyance by general warranty deed as directed by Lessee.